UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Anthracite Capital, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
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Supplement to Proxy Statement and Notice of Annual Meeting

Annual Meeting

This Supplement amends the Proxy Statement dated April 18, 2007 (the “Proxy Statement”) and the related Notice of 2007 Annual Meeting of Stockholders dated April 18, 2007 (the “Notice”) of Anthracite Capital, Inc. (the “Company”).

This Supplement provides updated information with respect to the 2007 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Tuesday, May 22, 2007, at 10:00 a.m., Eastern Time, at the Omni Berkshire Place, 21 East 52nd Street, Second Floor, New York, NY 10022, for the purposes set forth in the Notice.

The Notice, the Proxy Statement and proxy card were mailed on or about April 18, 2007 to all stockholders entitled to vote at the Annual Meeting. This Supplement is being mailed on or about May 3, 2007 to all stockholders entitled to notice of, and to vote at, the Annual Meeting. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Addition of Candidate for Election as Director at the Annual Meeting

The Company’s Board of Directors, acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has authorized a revised slate of nominees for election to the Board of Directors at the Annual Meeting. The only change is the addition of John B. Levy as a nominee of the Board of Directors to stand for election as a director for a three-year term expiring at the Annual Meeting of Stockholders in 2010. If elected, Mr. Levy would fill the vacancy of Leon T. Kendall, whose term as a director expires at the Annual Meeting and who is not standing for re-election as director due to retirement. If elected, Mr. Levy would be an Unaffiliated Director.

Biographical and other information concerning Mr. Levy is included in this Supplement. Biographical and other information concerning Donald G. Drapkin and Carl F. Geuther, the other nominees standing for election as directors at the Annual Meeting, is included in the Proxy Statement.

This Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement other than the election of directors.

Voting; Revocability of Proxies

The Company previously furnished to stockholders, together with the Proxy Statement, a proxy card which identified two persons, Mr. Drapkin and Mr. Geuther, as nominees for election as directors of the Company, each to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2010.

The proxy card enclosed with this Supplement differs from the proxy card previously furnished in that it includes names of all three nominees, including Mr. Levy, and gives you the opportunity to vote with respect to all three nominees standing for election at the Annual Meeting.

If you have already returned the proxy card previously furnished to you which does not include Mr. Levy as a nominee, the persons identified on the proxies on the proxy card are not permitted to exercise their discretionary authority to vote for the election of Mr. Levy as director. If you do not return the revised proxy card enclosed with this Supplement or otherwise change your vote, proxy cards already returned by stockholders will remain valid and will be voted at the Annual Meeting, unless properly revoked, for Mr. Drapkin and Mr. Geuther only as instructed on the proxy card.

If you wish to vote with respect to all three nominees, including Mr. Levy, please submit the revised proxy card enclosed with this Supplement as soon as possible.

Receipt by the Company of the revised proxy card from a stockholder will revoke any proxy card previously sent by such stockholder.

The Board of Directors recommends a vote FOR each of the nominees, including Mr. Levy, for director.

Stockholders may revoke any previously delivered proxy at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (iii) sending written notice of revocation to the Company’s Secretary prior to the Annual Meeting at 40 East 52nd Street, New York, NY 10022.

Election of Directors

Proposal 1 for the Annual Meeting consists of the election of Directors to serve three-year terms that expire at the Annual Meeting of Stockholders in 2010, or until their successors are elected and qualified. The candidates nominated by the Board of Directors consist of the two nominees identified in the Proxy Statement, with the addition of Mr. Levy. If all three nominees are elected, the Company’s Board of Directors will be comprised of eight members immediately following the Annual Meeting.

Mr. Levy has not previously been elected or served as a director of the Company. Mr. Levy has indicated his willingness to serve as a director of the Company if elected by the stockholders at the Annual Meeting. Certain biographical information with respect to Mr. Levy is set forth below:

John B. Levy, age 59, nominee, is President of John B. Levy & Company, Inc., a private real estate investment banking firm founded by him in 1995 and headquartered in Richmond, Virginia. Prior to forming this firm, Mr. Levy served from 1993 as a partner in Republic Realty Mortgage Corporation, which at the time was one of the largest privately held commercial mortgage banks in the United States. In this role, Mr. Levy was responsible for nationwide business development and managed the investments of a diverse portfolio of national clients. Prior to his service with Republic, he was co-head of real estate investment banking at NationsBanc Mortgage, by which company and its predecessors he was employed from 1983 to 1993.

The Board of Directors has determined that Mr. Levy, if elected, would be an Unaffiliated Director. In addition, the Board of Directors has determined that Mr. Levy would satisfy the independence requirements of the Board of Directors and the New York Stock Exchange.

The Board of Directors has not made a decision as to which committees of the Board of Directors Mr. Levy, if elected, will be appointed.

Mr. Levy does not beneficially own any shares of the Company’s common stock.

Biographical, director compensation and stock ownership information with respect to Mr. Drapkin and Mr. Geuther is set forth in the Proxy Statement under the captions “Information Concerning the Incumbent Directors and Director Nominees,” “Director Compensation” and “Stock Beneficially Owned by Directors, Director Nominees and Executive Officers.”

Other Matters

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment on each of such matters.

By Order of the Board of Directors,

/s/ Vincent B. Tritto
Vincent B. Tritto
Secretary

New York, New York

May 3, 2007

ANNUAL MEETING OF STOCKHOLDERS OF

ANTHRACITE CAPITAL, INC.

May 22, 2007

Please mark, sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

↓		↓
Please detach along perforated line and mail in the envelope provided.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote FOR all nominees		NOMINEES FOR TERM EXPIRING IN 2010:	The Board of Directors recommends a vote FOR proposal 2	☐	☐	☐
1. ☐ ☐ ☐	Election of Directors FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	Donald G. Drapkin Carl F. Geuther John B. Levy	2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2007.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:		TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

Stockholders who wish to vote with respect to all three nominees, including Mr. Levy, should submit this Proxy card and not the proxy card previously furnished to stockholders.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, this Proxy will be voted FOR the election of each nominee listed in proposal 1 and FOR proposal 2, and in accordance with the proxies’ best judgment on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The submission of this Proxy, if executed properly, revokes all prior proxies.

This Proxy may be revoked at any time prior to the time voting is declared closed by giving the Secretary of Anthracite Capital, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, and hereby revokes any proxy heretofore given with respect of such meeting.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder ________________________________ Date: __________ Signature of Stockholder ________________________________________ Date: ______________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANTHRACITE CAPITAL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints RICHARD M. SHEA and VINCENT B. TRITTO and each of them as proxies of the undersigned, with full power of substitution, to vote, as designated on the reverse side, all the shares of common stock of the Company held of record on March 30, 2007 by the undersigned at the Annual Meeting of Stockholders of ANTHRACITE CAPITAL, INC. to be held at the Omni Berkshire Place, 21 East 52nd Street, Second Floor, New York, NY 10022, at 10:00 a.m., on May 22, 2007, and at all adjournments or postponements thereof. By signing this Proxy, the undersigned also authorizes each proxy to vote, at his discretion, on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, in accordance with his best judgment.

(Continued, and to be signed and dated on the reverse side)

COMMENTS: